Current assets	12 Months Ended
Dec. 31, 2011
Current assets

B. Current assets

Cash equivalents of $549 million and $646 million at December 31, 2011 and 2010, respectively, are valued at cost, which approximates fair value. As of December 31, 2011 and 2010, the majority of the company’s cash equivalents were invested in U.S. government securities. Trade receivables have been reduced by an allowance for doubtful accounts of $15 million and $16 million at December 31, 2011 and 2010, respectively. Receivables also include $71 million and $74 million from sources other than trade at December 31, 2011 and 2010, respectively. Inventories at December 31, 2011 and 2010 are comprised of:

	December 31,
In millions	2011	2010
Raw materials	$156	$143
Production materials, stores and supplies	85	84
Finished and in-process goods	338	327

	$579	$554

Approximately 59% and 58% of inventories at December 31, 2011 and 2010, respectively, are valued using the last-in, first-out (“LIFO”) method. If inventories had been valued at current cost, they would have been $742 million and $702 million at December 31, 2011 and 2010, respectively. The effects of LIFO layer decrements were not significant to the consolidated statements of operations for the year ended December 31, 2011. The effect of LIFO layer decrements was a decrease of $0.01 to earnings per share for the year ended December 31, 2010 and an increase of $0.02 to earnings per share for the year ended December 31, 2009.